EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Luca Benedetto, Chief Financial Officer (principal financial and accounting officer) of Leopard Energy Inc., a Nevada corporation (the “Registrant”) hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a)

The Quarterly Report on Form 10-Q for the quarter ended October 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 12, 2025	By:	/s/ Luca Benedetto
Luca Benedetto
Chief Financial Officer
(Principal Financial and Accounting Officer)